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                                    EXHIBIT 1

                       AGREEMENT REGARDING JOINT FILING OF
                         SCHEDULE 13D - AMENDMENT NO. 1

         The undersigned agree that the Statement on Schedule 13D - Amendment No. 1 to which this Agreement is attached is filed on behalf of each one of them pursuant to Rule 13d-1(k)(1)(iii). This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall together constitute one instrument.

Dated:  November 13, 2000

                           MERIDIAN ASSOCIATES, L.P.

                           By:  MERIDIAN INVESTMENT, INC., ITS GENERAL PARTNER

                           By: /s/ Harold S. Handelsman
                           ---------------------------------------------
                           Its: Vice President

                           By: /s/ Harold S. Handelsman
                           ---------------------------------------------
                           Its: Vice President


                           SDI, INC.

                           By: /s/ Harold S. Handelsman
                           ---------------------------------------------
                           Its: Vice President

                           HSA PROPERTIES, INC.

                           By: /s/ Harold S. Handelsman
                           ---------------------------------------------
                           Its: Vice President


                           USFS ACQUISITION CO.

                           By: /s/ Douglas Geoga
                           ---------------------------------------------
                           Its: President


                           SDI-FRANCHISE INVESTOR, INC.

                           By: /s/ Douglas Geoga
                           ---------------------------------------------
                           Its: President


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Dated: November 13, 2000:  HT-FRANCHISE INVESTMENT GROUP
                           LLC

                           By: SDI-FRANCHISE INVESTOR, INC.,
                           ITS SOLE MEMBER

                           By: /s/ Douglas Geoga
                           ---------------------------------------------
                           Its: President


                           /s/ Michael A. Leven
                           ---------------------------------------------
                           Michael A. Leven


                           /s/ Andrea Leven
                           ---------------------------------------------
                           Andrea Leven


                           /s/ Jonathan Leven
                           ---------------------------------------------
                           Jonathan Leven


                           /s/ Robert Leven
                           ---------------------------------------------
                           Robert Leven


                           /s/ Adam Leven
                           ---------------------------------------------
                           Adam Leven